Newpark Resources Presentation November 2016 NYSE: NR

2 Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act that are based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including Newpark's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K for the year ended December 31, 2015, and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, as well as others, could cause results to differ materially from those expressed in, or implied by, these statements. These risk factors include, but are not limited to, risks related to the worldwide oil and natural gas industry, our customer concentration and reliance on the U.S. exploration and production market, the cost and continued availability of borrowed funds, including non-compliance with debt covenants, our international operations, operating hazards present in the oil and natural gas industry, our ability to execute our business strategy and make successful business acquisitions and capital investments, the availability of raw materials and skilled personnel, our market competition, legal and regulatory matters, including environmental regulations, inherent limitations in insurance coverage, potential impairments of long-lived intangible assets, technological developments in our industry, our exposure to cybersecurity breaches or business system disruptions, and the impact of severe weather, particularly in the U.S. Gulf Coast. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website.

3 $909 $984 $1,042 $1,118 $677 $334 $526 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2011 2012 2013 2014 2015 2016 85% 15% First Nine Months 2016 - Revenue by Segment Company Overview  Operating Segments:  Fluids Systems  Mats and Integrated Services  Customer markets:  Oil and Gas exploration  Mats expanding into utilities and other non-exploration markets  Key geographic markets:  North America  EMEA  Latin America  Asia Pacific R e ve n u e s ($ m ill io n s) Consolidated Revenues Fluids Systems Mats and Integrated Services Full Year First Nine Months

4 Global Presence First Nine Months 2016 Revenue by Region 43% 39% 10% 1% 7% U.S. EMEA Latin America APAC Canada

5 36% 8% 43% 12% 1% U.S. Canada EMEA Latin America APAC Fluids Systems - Overview  Largest independent drilling fluids provider  3rd largest drilling fluids company worldwide*  Seek to capitalize on competitive diversions to drive market share gains  Geographic reach continuing to expand, leveraging IOC/NOC relationships $799 $862 $926 $965 $581 $284 $451 $0 $200 $400 $600 $800 $1,000 $1,200 2011 2012 2013 2014 2015 2016 Re ve n u e s ($ m il lio n s) Total Segment Revenues First Nine Months 2016 - Revenue by Region *Based on company data Full Year First Nine Months

6 2,283 2,114 2,241 1,170 594 10% 11% 12% 13% 14% 15% 16% - 500 1,000 1,500 2,000 2,500 2012 2013 2014 2015 First Nine Months 2016 NAM Rig Count Market Share $585 $615 $654 $687 $352 $123 $279 $0 $100 $200 $300 $400 $500 $600 $700 $800 2011 2012 2013 2014 2015 2016 Fluids Systems – North America  Revenues impacted by sharp decline in drilling activity and operators reducing well expenditures  Service quality and focus driving share gains in a difficult market environment  Hold #2 market share position in U.S. land*; expanding presence in GOM (1) Source: BHI and company data Re ve n u e ( $ m il lio n s) North American Revenues NAM U.S Rig Count & Market Share(1) Full Year First Nine Months *Based on company data

7 $214 $246 $272 $278 $229 $172 $160 $0 $50 $100 $150 $200 $250 $300 $350 2011 2012 2013 2014 2015 2016 $113 $117 $137 $166 $164 $123 $76 $87 $99 $84 $47 $25 $42 $36 $28 $18 $4 2011 2012 2013 2014 2015 First Nine Months 2016 EMEA LATAM APAC Fluids Systems - International  International expansion is key to our strategy  More stable than NAM, through the current cycle  Longer term contracts  Largely IOC’s/NOC’s  Few competitors  Key contract awards have driven growth  Black Sea Deepwater  Kuwait (KOC)  Algeria (Sonatrach)  Republic of Congo (ENI)  Uruguay ultra-deepwater (Total)  Albania (Shell)  2015 revenues include negative y/y impact from currency rates (strong U.S. dollar) International Revenues Revenues by Region Full Year First Nine Months $33 IMPACT OF CURRENCY

8 Fluids Strategic Investments Newpark Technology Center Manufacturing Facility & Distribution Center Gulf of Mexico Deepwater Shorebase  Elevated capital campaign largely completed  Infrastructure investments significantly enhance our capabilities  Reflects our commitment to be the global leader in fluids technology

9 $110 $122 $116 $153 $96 $51 $75 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 2011 2012 2013 2014 2015 2016 Mats & Integrated Services - Overview  Leading provider of engineered worksite solutions  Patented technology and size of composite mat rental fleet provide competitive advantage  Revenues include rentals and sale of DURA-BASE composite mats  Mat sales targeted to international E&P and non-oil and gas customers  Established core rental business in NAM exploration market, where mats reduce operator’s costs and improve environmental protection during drilling and completion phase  Seeking to accelerate growth by expanding into new geographic markets and industries Total Segment Revenues R e ve n u e s ($ m ill io n s) 15% 29% 40% 16% Mat Sales - Non-Exploration Rental - Exploration Rental - NAM Utilities & Pipeline Rental - U.K. Utilities & Other First Nine Months - 2016 Revenues by Market Full Year First Nine Months

10 Mats & Integrated Services - Strategy  Key investments made to support future growth  Manufacturing capacity expanded  R&D center completed  Transform wellsite offering to system solution, driving lowest cost to operators  Defender Spill Containment System  Other enhancements (lighting, safety barriers, etc.)  Diversify beyond the wellsite  Accelerate penetration of non- exploration markets, both domestically and internationally  Commercialize differentiated system enhancements, including EPZ Grounding System® for the utility industry

11 Maintaining Financial Discipline  Short-Term Actions  Focused on managing cost structure as NAM activity levels improve  Generating cash flow through continued working capital reductions  Minimize capital investments beyond deepwater project  Long-term Focus  Continue investing in strategic capital projects  IOC/deepwater focus in fluids  Aggressively pursue non-E&P market expansion in mats  Selectively seek to strengthen core competencies during cycle, including expanding technology portfolio $256 $183 $182 $179 $170 $209 $117 $97 $71 $78 20% 23% 26% 29% 32% 35% $0 $50 $100 $150 $200 $250 $300 2012 2013 2014 2015 Sep 2016 Total Debt Net Debt Debt to Book Capital Ratio Capital Structure  Protecting the Balance Sheet  Seeking to maximize near-term liquidity while preparing for Q4 2017 debt maturity  Revolving credit facility remains unused, providing additional liquidity

12 APPENDIX

13 Consolidated Statements of Operations Three Months Ended Nine Months Ended (In thousands, except per share data) September 30, 2016 June 30, 2016 September 30, 2015 September 30, 2016 September 30, 2015 Revenues $ 104,554 $ 115,315 $ 154,170 $ 334,413 $ 526,278 Cost of revenues 99,293 102,803 138,283 313,669 457,072 Selling, general and administrative expenses 21,736 21,435 25,859 66,663 75,800 Other operating income, net (1,420) (713) (709) (3,829) (1,777) Impairments and other charges — 6,925 — 6,925 — Operating loss (15,055) (15,135) (9,263) (49,015) (4,817) Foreign currency exchange (gain) loss 761 (746) 3,236 (440) 4,390 Interest expense, net 2,127 3,022 2,129 7,230 6,608 Gain on extinguishment of debt — — — (1,894) — Loss from operations before income taxes (17,943) (17,411) (14,628) (53,911) (15,815) Benefit for income taxes (4,492) (3,507) (10,157) (13,256) (8,083) Net loss $ (13,451) $ (13,904) $ (4,471) $ (40,655) $ (7,732) Loss per common share - basic $ (0.16) $ (0.17) $ (0.05) $ (0.49) $ (0.09) Loss per common share - diluted $ (0.16) $ (0.17) $ (0.05) $ (0.49) $ (0.09)

14 Operating Segment Results Three Months Ended (In thousands) September 30, 2016 June 30, 2016 September 30, 2015 Revenues Fluids systems $ 89,097 $ 96,153 $ 138,765 Mats and integrated services 15,457 19,162 15,405 Total revenues $ 104,554 $ 115,315 $ 154,170 Operating income (loss) Fluids systems $ (8,995) $ (11,924) $ (1,246) Mats and integrated services 882 3,989 (128) Corporate office (6,942) (7,200) (7,889) Operating loss $ (15,055) $ (15,135) $ (9,263) Segment operating margin Fluids systems (10.1)% (12.4)% (0.9)% Mats and integrated services 5.7% 20.8% (0.8)%

15 Consolidated Balance Sheets (In thousands, except share data) September 30, 2016 December 31, 2015 ASSETS Cash and cash equivalents $ 91,864 $ 107,138 Receivables, net 169,839 206,364 Inventories 138,747 163,657 Prepaid expenses and other current assets 30,358 29,219 Total current assets 430,808 506,378 Property, plant and equipment, net 308,820 307,632 Goodwill 20,216 19,009 Other intangible assets, net 6,938 11,051 Deferred tax assets 5,661 1,821 Other assets 4,000 3,002 Total assets $ 776,443 $ 848,893 LIABILITIES AND STOCKHOLDERS’ EQUITY Short-term debt $ 8,900 $ 7,382 Accounts payable 46,098 72,211 Accrued liabilities 37,231 45,835 Total current liabilities 92,229 125,428 Long-term debt, less current portion 160,631 171,211 Deferred tax liabilities 27,290 26,368 Other noncurrent liabilities 6,827 5,627 Total liabilities 286,977 328,634 Common stock, $0.01 par value, 200,000,000 shares authorized and 99,809,902 and 99,377,391 shares issued, respectively 998 994 Paid-in capital 540,415 533,746 Accumulated other comprehensive loss (55,782) (58,276) Retained earnings 129,931 171,788 Treasury stock, at cost; 15,161,747 and 15,302,345 shares, respectively (126,096) (127,993) Total stockholders’ equity 489,466 520,259 Total liabilities and stockholders' equity $ 776,443 $ 848,893

16 Consolidated Statements of Cash Flow Nine Months Ended September 30, (In thousands) 2016 2015 Cash flows from operating activities: Net loss $ (40,655) $ (7,732) Adjustments to reconcile net loss to net cash provided by operations: Impairments and other non-cash charges 9,493 — Depreciation and amortization 28,421 32,668 Stock-based compensation expense 8,865 10,514 Provision for deferred income taxes (3,205) (12,240) Net provision for doubtful accounts 2,032 1,176 Gain on sale of assets (2,331) (940) Gain on extinguishment of debt (1,894) — Change in assets and liabilities: Decrease in receivables 31,360 120,848 Decrease in inventories 25,368 11,190 Decrease (increase) in other assets 582 (2,384) Decrease in accounts payable (24,241) (38,772) Decrease in accrued liabilities and other (3,860) (7,161) Net cash provided by operating activities 29,935 107,167 Cash flows from investing activities: Capital expenditures (33,390) (51,375) Business acquisitions, net of cash acquired (3,761) — Increase in restricted cash (578) (15,500) Proceeds from sale of property, plant and equipment 3,317 1,864 Net cash used in investing activities (34,412) (65,011) Cash flows from financing activities: Borrowings on lines of credit 6,056 7,178 Payments on lines of credit (7,210) (9,928) Purchase of senior notes (9,206) — Debt issuance costs (2,143) (1,763) Other financing activities 1,452 (1,695) Proceeds from employee stock plans 508 469 Purchases of treasury stock (1,236) (1,771) Net cash used in financing activities (11,779) (7,510) Effect of exchange rate changes on cash 982 (5,848) Net increase (decrease) in cash and cash equivalents (15,274) 28,798 Cash and cash equivalents at beginning of year 107,138 85,052 Cash and cash equivalents at end of period $ 91,864 $ 113,850

17 Experienced Leadership • Paul Howes President & CEO • Gregg Piontek VP & CFO • Mark Airola SVP, GC & Admin Officer • Bruce Smith President Fluids Systems • Matthew Lanigan President Mats & Integrated Services

18 Management Biographies Paul L. Howes, President & CEO: Paul joined Newpark’s Board of Directors and was appointed its Chief Executive Officer in March 2006. In June 2006, Mr. Howes also was appointed as Newpark’s President. Mr. Howes’ career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America. Gregg S. Piontek, VP & CFO: Joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting Officer from April 2007 to October 2011. Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC from 2006 to 2007, where he served as the lead executive financial officer for the asset acquisition from Stewart & Stevenson Services, Inc. and $150 million public debt offering. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration degree from Marquette University. Mark J. Airola, Sr. VP, GC & Admin Officer: Mark joined Newpark in October 2006 as its Vice President, General Counsel and Chief Administrative Officer. Mr. Airola was named Senior Vice President in February of 2011. Prior to joining Newpark, Mr. Airola was Assistant General Counsel and Chief Compliance Officer for BJ Services Company, a leading provider of pressure pumping and other oilfield services to the petroleum industry, serving as an executive officer since 2003. From 1988 to 1995, he held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, with initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company’s commercial litigation.

19 Bruce C. Smith, Executive VP and President Fluids Systems: Bruce joined Newpark in April 1998 as Vice President, International. Since October 2000, he has served as President of its subsidiary Newpark Drilling Fluids, L.P. Prior to joining Newpark, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of Newpark Drilling Fluids, where he was responsible for two business units, including their drilling fluids unit. Matthew Lanigan, President Mats and Integrated Services: Matthew joined Newpark in April 2016, as President of Newpark Mats & Integrated Services. Matthew began his professional career at ExxonMobil in Australia working on rigs as a Drilling & Completions Engineer, progressing from there to Offshore Production Engineer and as a Marketer for Crude & LPG. While pursuing his MBA, he accepted a position with GE in the Plastics division where he rose to the role of Chief Marketing Officer before transferring to the Capital division of GE, based in the UK. His first opportunity to work in the United States came with the Enterprise Client Group of GE's Capital division, where he worked in leadership roles in Sales & Marketing. In 2011, he was appointed as the Director of Commercial Excellence for Asia Pacific, based in Australia. In addition to growing revenue and market share, key responsibilities for this role included developing cross-organizational synergies and market entry strategies. Management Biographies